SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant    /X/
Filed by a Party other than the Registrant /__/

Check the appropriate box:
/__/     Preliminary Proxy Statement
/__/     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X/      Definitive Proxy Statement
/__/     Definitive Additional Materials
/__/     Soliciting Material Pursuant to Section 240.14a-12


                              The Spain Fund, Inc.
        ----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


        ----------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /    No fee required
/__/    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------
     (5)  Total fee paid:
          ----------------------------------------------------------------

/__/     Fee paid previously with preliminary materials.
/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ----------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------
     (3)  Filing Party:
          ----------------------------------------------------------------
     (4)  Date Filed:
          ----------------------------------------------------------------

AllianceCapital[LOGO](R)                                    THE SPAIN FUND, INC.
--------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 26, 2003

To the Stockholders of The Spain Fund, Inc.:

    Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Spain Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, June 26, 2003 at 11:00 a.m., for the following purposes, which are more fully described in the accompanying Proxy Statement dated May 30, 2003:

    1. To elect two Directors of the Fund to hold office for a term of three years, each to hold office until his successor is duly elected and qualifies; and

    2. To transact such other business as may properly come before the Meeting.

    The Board of Directors has fixed the close of business on April 25, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card.

                                             By Order of the Board of Directors,


                                             Edmund P. Bergan, Jr.
                                             Secretary

New York, New York
May 30, 2003



--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

    Please indicate your voting directions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy card promptly in order to save the Fund any additional expense of further proxy solicitation and in order for the Meeting to be held as scheduled.
--------------------------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                       This Page Intentionally Left Blank

                                 PROXY STATEMENT

                              THE SPAIN FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105

                                    ---------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  June 26, 2003

                                    ---------

                                  INTRODUCTION


    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Spain Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, June 26, 2003 at 11:00 a.m. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, this Proxy Statement and the accompanying Proxy Card are being mailed to stockholders on or about May 30, 2003.

    The Board of Directors has fixed the close of business on April 25, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 8,646,382 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board of Directors will be voted for the election of two Directors (Proposal One). Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

    Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). The shares represented by abstentions will be considered present for purposes of determining the existence of a quorum for the transaction of business. However, with respect to Proposal One, which is a matter to be determined by a plurality of the votes cast, abstentions, not being votes cast, will not have any effect on the outcome of the Proposal. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies.

    A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on Proposal One are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board of Directors on Proposal One will be voted against adjournment as to that proposal.

    The Fund will bear the cost of this Proxy Statement. The Fund has engaged Georgeson Shareholder Communications Corporation ("GSCC"), 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. The Fund will pay GSCC a fee of $3,000 for its services plus reimbursement of out-of-pocket expenses.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

    At the Meeting, two Directors will be elected. As discussed below, these Directors will comprise Class Two and each will serve for a term of three years and until his successor is duly elected and qualifies. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy card to nominate and vote in favor of election of the nominees listed below.

    Pursuant to the Charter and Amended and Restated Bylaws of the Fund (the "Bylaws"), the Board of Directors is divided into three classes. The terms of the members of Class Two will expire as of the Meeting and when their successors are duly elected and qualify, the terms of the members of Class One will expire as of the annual meeting of stockholders for 2005 and when their successors are duly elected and qualify, and the terms of the members of Class Three will expire as of the annual meeting of stockholders for 2004 and when their successors are duly elected and qualify. Upon expiration of the terms of office of the members of a class as set forth above, the terms of their successors in that class will continue until the third annual meeting of stockholders following their election and until their successors are duly elected and qualify. Messrs. Norman S. Bergel, Angel Corcostegui and Ignacio Gomez-Acebo and Dr. Reba White Williams are currently the Directors constituting Class One; Messrs. John D. Carifa and Antonio Eraso are currently the Directors constituting Class Two; and Messrs. Dave H. Williams, Francisco Gomez Roldan and Juan Manuel Sainz de Vicuna and Ms. Inmaculada de Habsburgo-Lorena are currently the Directors constituting Class Three. H.R.H. Pilar de Borbon y Borbon, Duchess of Badajoz and Mr. Carlos Senent Sales, formerly members of Class Two, resigned as Directors effective February 28, 2003 and May 8, 2003, respectively.

    Under this classified Board structure, only those Directors in a single class may be replaced in any one year. It would require two years to replace a majority of the Board of Directors, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if they are not then standing for reelection and, under regulations of the Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Fund's annual proxy statement. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, has the effect of maintaining the continuity of management.

    The Board of Directors has nominated each of Messrs. John D. Carifa and Antonio Eraso for election as a Director in Class Two. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

    The Fund's Bylaws require, among other things, that to be eligible for nomination as a Director, an individual must have either (i) a substantial Spanish connection of a type specified, or (ii) be, or previously have been, connected in a specified manner with the investment adviser or subadviser (or any of their affiliates). The Nominating Committee of the Board of Directors determines whether an individual so qualifies and has determined that each of the two nominees named above satisfies the Bylaw requirements.

    Although the Fund is a Maryland corporation, certain of the Fund's Directors and officers are residents of Spain, South Africa and the United Kingdom, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service upon such Directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Spain, South Africa and the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and each of Spain, South Africa and the United Kingdom would subject Directors and officers residing in those countries to effective enforcement of the criminal penalties of the federal securities laws.

     Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below. Mr. Williams and Dr. Williams are husband and wife.

                                                                                                      Number of           Other
                                 Year Term                     Principal Occupation(s),             Portfolios in     Directorships
                                   as a          Length        Including Directorships              Fund Complex         Held by
  Name, Address                  Director        of Time             Held, During                    Overseen by        Director or
      and Age                   Will Expire      Served*             Past 5 Years                      Director           Nominee
-------------------------       -----------     --------    -----------------------------           --------------    --------------
INTERESTED DIRECTORS**

Dave H. Williams, 70            Class Three     15 years       He is Chairman Emeritus and                 1                None
1345 Avenue of the Americas       (2004)                       member of the Board of Directors
New York, NY 10105                                             of Alliance Capital Management
                                                               Corporation ("ACMC"), the general
Chairman of the Board                                          partner of Alliance Capital Management
and President                                                  L.P., the Fund's investment adviser
of the Fund                                                    ("Alliance" or the "Adviser") and
                                                               Managing Partner of European Accession
                                                               Ventures LLC, a privately-owned asset
                                                               management company.

John D. Carifa, 58              Class Two       2 years        He is President, Chief Operating Officer   114              None
1345 Avenue of the Americas      (2006##)                      and a Director of ACMC, with which he
New York, NY 10105                                             has been associated since prior to 1998.

Ignacio Gomez-Acebo, 71         Class One       8 years        He is Senior Partner of Gomez-Acebo        1                None
Gomez-Acebo & Pombo              (2005)                        & Pombo (law firm); Chairman of the
Paseo de la                                                    Board of Clarke, Modet & Co. and
Castellana 246 12th Fl.                                        NOKIA Spain.
28046 Madrid, Spain

Dr. Reba W. Williams, 67        Class One       13 years       She is Managing Partner of European         1              None
1345 Avenue of the Americas       (2005)                       Accession Ventures LLC, a privately-
New York, New York 10105                                       owned asset management company;
                                                               formerly Director of Special Projects
                                                               and member of the Board of Directors,
                                                               ACMC; art historian and writer; formerly
                                                               a Vice President and security analyst for
                                                               Mitchell Hutchins, Inc. and analyst for
                                                               McKinsey & Company, Inc.

------------------------------------------------------------------------------------------------------------------------------------
*   "Length of Time Served" refers to the total number of years the Director has served as a Director.
**  "Interested person," as defined in the Investment Company Act of 1940 (the
    "1940 Act"), of the Fund because of an affiliation with either Alliance or with
    BBVA Privanza Gestora, S.G.I.I.C., S.A., the Fund's sub-adviser ("Privanza").
*** Member of the Audit Committee of the Board of Directors of the Fund.
#   Member of the Nominating Committee of the Board of Directors of the Fund.
##  If re-elected at the Meeting.


                                                                                                      Number of           Other
                                 Year Term                     Principal Occupation(s),             Portfolios in     Directorships
                                   as a          Length        Including Directorships              Fund Complex         Held by
  Name, Address                  Director        of Time             Held, During                    Overseen by        Director or
      and Age                   Will Expire      Served*             Past 5 Years                      Director           Nominee
-------------------------       -----------     --------    -----------------------------           --------------    --------------
DISINTERESTED DIRECTORS

Norman S. Bergel, 53#          Class One        2 years        He is an international consultant. He was   1                None
Goedeverwachting                (2005)                         formerly Director of BBV-Privanza,
Sir Lowry's Pass Rd.                                           Deputy Chairman of Alliance Capital
Sir Lowry's Village,                                           Management (Pty.) Ltd., Deputy
Somerset West                                                  Chairman of Alliance MBCA, Senior
7129 Western Cape                                              Vice President of ACMC, Director of
Rep. of South Africa                                           Alliance Capital Ltd. ("ACL"), Managing
                                                               Director of Alliance Capital Management
                                                               International and Managing Director of
                                                               White Williams Private Equity Partners
                                                               GmbH.

Angel Corcostegui, 51***#     Class One         11 years       He was formerly Vice Chairman and           1              None
Fortuny 14                     (2005)                          Chief Executive Officer of Banco
28010 Madrid, Spain                                            Santander Central Hispano; Chief
                                                               Executive Officer of Banco Central
                                                               Hispano and Vice Chairman of
                                                               Compania Espanola de Petroleos; he is
                                                               a Member of the Board of the Wharton
                                                               School of the University of Pennsylvania;
                                                               Member of the Board of Governors of
                                                               the Lauder Institute of International
                                                               Management and member of the
                                                               Fundacion por la Modernizacion de
                                                               Espana.

Antonio Eraso, 62***#          Class Two       1 year          He is Non-executive Director of Mapfre,    1              None
Latinver, S.A.                 (2006##)                        Heron, Santander Central Hispano
Paseo de la Castellana 36-38,                                  Activos Inmobiliarios, Advisor CEO
28046 Madrid, Spain                                            Iderdrola. President of Heron Espana;
                                                               Advisor of CB Richard Ellis (Spain &
                                                               Portugal); Advisor of Bansa Leasing;
                                                               Advisor of Transolver (finance); Advisor
                                                               of Grupo Tecnobit S.A. (defense);
                                                               Advisor of Equifax Iberica; President's
                                                               Assessor of Grupo Berge; President's
                                                               Assessor of Iberdrola; Assessor of
                                                               Tishman & Speyer Espana S.A.; Board's
                                                               Assessor of Young & Rubican Espana;
                                                               Board's Assessor of Gleeds Iberica
                                                               (project management); Member of the
                                                               National Assembly and Permanent Commission
                                                               of ASNEF (National Association of Financial
                                                               Entities); Spanish Representative of
                                                               EURO-FINAS (European Association of Finance);
                                                               formerly Advisor of Sedgwick Group
                                                               Espana.

------------------------------------------------------------------------------------------------------------------------------------
*   "Length of Time Served" refers to the total number of years the Director has served as a Director.
**  "Interested person," as defined in the 1940 Act, of the Fund because of an affiliation with either Alliance or with Privanza.
*** Member of the Audit Committee of the Board of Directors of the Fund.
#   Member of the Nominating Committee of the Board of Directors of the Fund.
##  If re-elected at the Meeting.



                                                                                                      Number of           Other
                                 Year Term                     Principal Occupation(s),             Portfolios in     Directorships
                                   as a          Length        Including Directorships              Fund Complex         Held by
  Name, Address                  Director        of Time             Held, During                    Overseen by        Director or
      and Age                   Will Expire      Served*             Past 5 Years                      Director           Nominee
-------------------------       -----------     --------    -----------------------------           --------------    --------------
DISINTERESTED DIRECTORS

Inmaculada de Habsburgo-        Class Three     15 years       She is President and Chief Executive          1                None
Lorena, 57***#                    (2004)                       Officer of The Spanish Institute; Trustee
Spanish Institute                                              of Samuel H. Kress Foundation; Founder
684 Park Avenue                                                and Trustee of the King Juan Carlos
New York, NY 10021                                             International Center of New York
                                                               University Foundation; and member of the
                                                               Board of World Monuments Fund Espana.

Francisco Gomez Roldan,         Class Three     14 years       He is Chief Financial Officer of Santander    1                None
49***#                             (2004)                      Central Hispano. He was formerly Chief
Santander Central Hispano                                      Executive Officer of Argenteria, Caja
Sevilla 3, 2A pl.                                              Postal y Banco Hipotecario; Deputy
28014 Madrid, Spain                                            General Manager of Banco Bilbao-
                                                               Vizcaya, S.A., the parent of Privanza;
                                                               General Manager of BBV Interactivos,
                                                               S.A.; and General Manager of Banca
                                                               Catalana, S.A.

Juan Manuel Sainz de Vicuna,    Class Three     15 years       He is Honorary Chairman of Coca-Cola          1                None
77***#                            (2004)                       Espana; President of the Fundacion
Coca Cola International                                        Coca-Cola Espana, Director of Rendelsur
Josefa Valcarcel 36                                            (Coca-Cola franchise, Southern Spain);
28027 Madrid, Spain                                            member of the Fundacion de Amigos de Museo
                                                               del Prado, member of the Boards of
                                                               World Monuments Fund Espana, Notre Dame
                                                               University Joan B. Kroc Institute for
                                                               International Peace Studies and the
                                                               Patronato of Universidad Pontificia de
                                                               Salamanca.

------------------------------------------------------------------------------------------------------------------------------------
*   "Length of Time Served" refers to the total number of years the Director has served as a Director.
**  "Interested person," as defined in the 1940 Act, of the Fund because of an affiliation with either Alliance or with Privanza.
*** Member of the Audit Committee of the Board of Directors of the Fund.
#   Member of the Nominating Committee of the Board of Directors of the Fund.
##  If re-elected at the Meeting.


    The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex is set forth below.

                                                          Aggregate Dollar Range
                                                         of Equity Securities in
                                   Dollar Range of           all Funds in the
                                  Equity Securities         AllianceBernstein
                                    of the Fund as          Fund Complex as of
                                    of May 30, 2003            May 30, 2003
                                 --------------------     ---------------------
Dave H. Williams                    $10,001-$50,000            Over $100,000
John D. Carifa                           None                  Over $100,000
Ignacio Gomez-Acebo                   $1-$10,000                $1-$10,000
Dr. Reba W. Williams               $50,001-$100,000            Over $100,000
Norman S. Bergel                         None                      None
Angel Corcostegui                     $1-$10,000                $1-$10,000
Antonio Eraso                            None                      None
Inmaculada de Habsburgo-Lorena        $1-$10,000                $1-$10,000
Francisco Gomez Roldan                   None                      None
Juan Manuel Sainz de Vicuna           $1-$10,000                $1-$10,000
--------------------------------------------------------------------------------

    As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the Fund's common stock. During the Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of securities of the Adviser or of any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

    During the fiscal year ended November 30, 2002, the Board of Directors met five times, the Audit Committee met three times and the Nominating Committee met twice. Both the Audit Committee and the Nominating Committee are standing committees of the Board. Messrs. Carifa, Gomez-Acebo and Gomez Roldan attended fewer than 75% of the meetings of the Board of Directors, Mr. Gomez Roldan attended fewer than 75% of the meetings of the Nominating Committee, and Messrs. Corcostegui and Gomez Roldan attended fewer than 75% of the meetings of the Audit Committee. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors and is responsible for determining whether all candidates for election as Directors satisfy the qualifications prescribed by the Fund's Amended and Restated Bylaws, which all candidates must meet. While the Nominating Committee determines whether a stockholder-nominated candidate as a Director satisfies the qualifications prescribed by the Amended and Restated Bylaws, the Nominating Committee does not consider for nomination candidates recommended by stockholders. The Fund does not have a Compensation Committee.

    In accordance with the listing standards of the New York Stock Exchange, Inc., the members of the Audit Committee are independent as defined in Section 303.01(B)(2)(a) and (3) of the Exchange's listing standards.

    The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 2002, the aggregate compensation paid to each of the Directors during the fiscal year 2002 by all of the investment companies in the AllianceBernstein Fund Complex and the total number of funds in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                     Number of                Number of
                                              Compensation           Investment              Investment
                                                 from the         Companies in the       Portfolios within the
                             Compensation   AllianceBernstein     AllianceBernstein       AllianceBernstein
                                from              Fund              Fund Complex,           Fund Complex,
                              the Fund          Complex,        including the Fund,       including the Fund,
                             during its        including           as to which the         as to which the
                             Fiscal Year         the Fund,          Director is a            Director is a
Name of Director            ended in 2002      during 2002       Director or Trustee      Director or Trustee
---------------------      ---------------  ------------------ ----------------------   ----------------------

Dave H. Williams              $   -0-           $   -0-                  1                         1
John D. Carifa                $   -0-           $   -0-                 53                       114
Ignacio Gomez-Acebo           $   -0-           $   -0-                  1                         1
Dr. Reba W. Williams          $   -0-           $   -0-                  1                         1
Norman S. Bergel              $10,500           $10,500                  1                         1
Angel Corcostegui             $10,500           $10,500                  1                         1
Antonio Eraso                 $ 8,000           $ 8,000                  1                         1
Inmaculada de Habsburgo-
   Lorena                     $11,000           $11,000                  1                         1
Francisco Gomez Roldan        $10,000           $10,000                  1                         1
Juan Manuel Sainz de Vicuna   $11,500           $11,500                  1                         1
----------------------------------------------------------------------------------------------------------------


    The Board of Directors recommends that the stockholders vote FOR the election of each of the foregoing nominees to serve as a Director of the Fund.

Officer Information

                                    Position(s)--(Month and              Principal Occupation
  Name, Address and Age               Year First Elected)              during the past 5 years
------------------------         -----------------------------       -----------------------------
Dave H. Williams (70)            Chairman and President (6/88)       See biography above.
See address above.

Edmund P. Bergan, Jr. (53)       Secretary (9/89)                    A Senior Vice President
1345 Avenue of the Americas                                          and the General Counsel of
New York, NY 10105                                                   AllianceBernstein Investment
                                                                     Research and Management, Inc.
                                                                     ("ABIRM") and Alliance Global
                                                                     Investor Services ("AGIS") since
                                                                     prior to 1998.

Edward D. Baker III (52)         Senior Vice President (5/03)        Senior Vice President and Chief
Alliance Capital Management                                          Investment Officer-Emerging
  International                                                      Markets of ACMC, with which
53 Stratton Street                                                   he has been associated since prior
London, W1X 6JJ                                                      to 1998.

Russel Brody (36)                Vice President (2/98)               A Vice President of ACMC, with
Alliance Capital Management                                          which he has been associated since
   International                                                     prior to 1998.
53 Stratton Street
London, W1X 6JJ

Cristina Fernandez-Alepuz (33)   Vice President (10/97)              Portfolio Manager of Privanza and
Alliance Capital Management                                          Consultant to ACMC, with which
   International                                                     she has been associated since prior
53 Stratton Street                                                   to 1998.
London, W1X 6JJ

Mark D. Gersten (52)             Treasurer and Chief Financial       A Senior Vice President of AGIS
Alliance Global Investor         Officer (6/88)                      and Vice President of ABIRM,
   Services, Inc.                                                    with which he has been associated
500 Plaza Drive                                                      since prior to 1998.
Secaucus, New Jersey 07094

Vincent S. Noto (38)             Controller (7/97)                   A Senior Vice President of AGIS,
Alliance Global Investor                                             with which he has been associated
   Services, Inc.                                                    since prior to 1998.
500 Plaza Drive
Secaucus, New Jersey 07094
--------------------------------------------------------------------------------------------------------------


Audit Committee Report

    The Fund's Board of Directors has adopted a written charter for the Fund's Audit Committee. The purposes of the Fund's Audit Committee are set forth in the Fund's Audit Committee Charter. The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

    In the performance of its oversight function, the Audit Committee of the Fund has considered and discussed the audited financial statements with management and the independent accountants. The Audit Committee of the Fund has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee of the Fund also considered whether the provision by the Fund's independent accountants of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent accountants' independence. Finally, the Audit Committee of the Fund has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent accountants the independent accountants' independence.

    The members of the Fund's Audit Committee are not professionally engaged in the practice of accounting and are not experts in the fields of accounting, including in respect of accountant independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audits of the Fund's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's accountants are in fact "independent."

    Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee of the Fund referred to above and in the Audit Committee Charter, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's annual report to stockholders for the most recent fiscal period.

Submitted by the Audit Committee of the Board of Directors

    Angel Corcostegui                          Francisco Gomez Roldan
    Antonio Eraso                              Juan Manuel Sainz deVicuna
    Inmaculada de Habsburgo-Lorena

Independent Accountants

    The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined by the 1940 Act, at a meeting held on November 20, 2002, selected PricewaterhouseCoopers LLP, independent accountants, to audit the Fund's accounts for the fiscal year ending November 30, 2003. PricewaterhouseCoopers LLP has audited the Fund's accounts since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking stockholder ratification of the selection of PricewaterhouseCoopers LLP as independent accountants.

Independent Accountants' Fees

    The following table sets forth the aggregate fees billed by the independent accountants for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders;
(ii) financial information systems design and implementation services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund; (iii) all other services provided to the Fund; and (iv) all other services provided to the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund ("Adviser Affiliates").

                                                             All Other Fees For
               Financial Information    All Other Fees     Services Provided to
                Systems Design and   For Services Provided    the Adviser and
  Audit Fees    Implementation Fees       to the Fund        Adviser Affiliates
  -----------   -------------------   -------------------  --------------------
    $60,000             N/A                 $26,000            $120,042

                        INFORMATION AS TO THE FUND'S
                             INVESTMENT ADVISER,
                        SUB-ADVISER AND ADMINISTRATOR

    The Fund's investment adviser and administrator is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The Fund's sub-adviser is BBVA Privanza Gestora, S.G.I.I.C., S.A., with principal offices at 17 Padilla, Madrid, Spain 28006. Privanza became the Fund's sub-adviser as of May 9, 2003 following an internal restructuring of the Fund's previous sub-adviser, BBVA Privanza Banco, S.A. and its parent. The restructuring was completed as of May 9, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934, as amended, require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Commission and the New York Stock Exchange, Inc. initial reports of ownership and reports of changes in ownership of shares of the Fund. During the fiscal year ended November 30, 2002, all such reports were timely filed.

                                  OTHER MATTERS

    Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. Therefore, the only other matters that may properly come before the Meeting in accordance with the Amended and Restated Bylaws are those presented by or at the direction of the Board of Directors. If any such matter were properly to come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons holding the proxies.

    According to information filed with the Commission, the following persons were the beneficial owners of more than 5% of the Fund's outstanding common stock as of the Record Date.
                                                            Percent of
                                        Amount of          Common Stock
          Name and Address             Beneficial         Based on Shares
         of Beneficial Owner            Ownership           Outstanding
     --------------------------       -------------      ----------------
   Banco Bilbao-Vizcaya, S.A.       1,500,000 shares          17.52%
   Plaza de San Nicholas 4
   48005 Bilbao, Spain


                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

    Proposals of stockholders intended for inclusion in the Fund's proxy statement and form of proxy relating to the annual meeting of stockholders of the Fund for 2004 (the "2004 Annual Meeting") must be received by the Fund by February 2, 2004. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws and the Maryland General Corporate Law and must be submitted in accordance with the Fund's Amended and Restated Bylaws. If not received by the Fund by January 30, 2004 and includable in the Fund's proxy statement and form of proxy relating to the 2004 Annual Meeting, for a stockholder proposal to be presented at that meeting, in accordance with the Fund's Amended and Restated Bylaws, the proposal must be delivered by a stockholder of record to the Secretary of the Fund after February 27, 2004 and before the close of business on March 29, 2004.

    The persons named as proxies for the 2004 Annual Meeting will with respect to proxies in effect at that meeting have discretionary authority to vote on any matter presented for action at that meeting unless the Fund receives notice of the matter within the period specified by the advance notice provision in the Fund's Amended and Restated Bylaws, described above. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                             REPORTS TO STOCKHOLDERS

    The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance at (800) 227-4618 or contact Reid Conway at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                             By Order of the Board of Directors,



                                             Edmund P. Bergan, Jr.
                                             Secretary

    May 30, 2003
    New York, New York

TABLE OF CONTENTS                  Page
---------------------------------------
INTRODUCTION........................  1
PROPOSAL ONE: ELECTION OF
  DIRECTORS.........................  2
INFORMATION AS TO THE FUND'S
  INVESTMENT ADVISER, SUB-
  ADVISER AND ADMINISTRATOR......... 11
OTHER MATTERS....................... 12
SUBMISSION OF PROPOSALS FOR
  THE NEXT ANNUAL MEETING OF
  STOCKHOLDERS ....................  12
REPORTS TO STOCKHOLDERS............. 13







                                 THE SPAIN FUND, INC.






                        =========================================



                                AllianceCapital [LOGO](R)
                                Alliance Capital Management L.P.



                        ===========================================

                        NOTICE OF ANNUAL MEETING
                        OF STOCKHOLDERS AND
                        PROXY STATEMENT
                        May 30, 2003

PROXY                           THE SPAIN FUND, INC.                   PROXY


                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON JUNE 26, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SPAIN FUND, INC.


      The undersigned stockholder of The Spain Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Christina A. Santiago and Reid Conway, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at 11:00 a.m., Eastern Time, on June 26, 2003 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such Annual Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

      The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

      IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign this proxy exactly as your name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the stockholder is a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

                              THE SPAIN FUND, INC.


/ X /     Please mark votes as in this example.

Your Board of Directors recommends a vote "FOR" the election of all Nominees.

1. Election of Directors.

            Class Two Directors (Term expires 2006):
               (01) John D. Carifa and (02) Antonio Eraso

            FOR        /   /              WITHELD       /   /
            ALL                           FROM ALL
            NOMINEES                      NOMINEES


            /   /   ---------------------------------------
                    For all nominees except as noted above

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any postponement or adjournment thereof in the discretion of the Proxy holder(s).




            Please be sure to sign, date, and return this Proxy card
                  promptly. You may use the enclosed envelope.





Signature: _____________  Date:________  Signature: ___________  Date: ________



00250.0031 #402180